UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 14, 2006

Loral Space & Communications Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The option agreements of Richard J. Townsend and Dean A. Olmstead dated June 19, 2006 previously disclosed in the Current Report on Form 8-K filed by Loral Space & Communications Inc. on June 20, 2006 have been amended to correct a clerical error. The grant date of those options was June 14, 2006 and the exercise price is $27.135.

Corrected copies of the Townsend and Olmstead option agreements are attached to this report as Exhibits 10.1 and 10.2, respectively.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.

June 26, 2006	By:	Avi Katz

Name: Avi Katz
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Non Qualified Stock Option Agreement under Loral Space & Communications Inc. 2005 Stock Incentive Plan dated June 19, 2006 between Loral Space & Communications Inc. and Richard J. Townsend (Management Compensation Plan)
10.2	Non Qualified Stock Option Agreement under Loral Space & Communications Inc. 2005 Stock Incentive Plan dated June 19, 2006 between Loral Space & Communications Inc. and Dean A. Olmstead (Management Compensation Plan)